THE UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2005

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2005, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2005-SA2)

Residential Funding Mortgage Securities I, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-106093	75-2006294
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Deification No.)

8400 Normandale Lake Blvd. Suite 250 Minneapolis, MN		55437
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (952) 857-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 27, 2005, the Registrant will cause the issuance and sale of approximately $497,260,200 initial principal amount of Mortgage Pass-Through Certificates, Series 2005-SA2, Class I-A, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class III-A-3, Class IV-A, Class V-A, Class VI-A-1, Class VI-A-2, Class R-I, Class R-II, Class M-l, Class M-2, Class M-3, Class M-4, Class B-l, Class B-2 and Class B-3 (the “Certificates”) pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer, and U.S. Bank National Association, as Trustee.

In connection with the sale of the Series 2005-SA2, Class I-A, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class III-A-3, Class IV-A, Class V-A, Class VI-A-1, Class VI-A-2, Class R-I, Class R-II, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, other than a de minimis portion of each of the Class R-I and Class R-II Certificates (the “Underwritten Certificates”) to Credit Suisse First Boston LLC (the “Underwriter”), the Registrant has been advised by the Underwriter that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the “Computational Materials”) with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-106093, which Computational Materials are being filed manually as exhibits to this report.

The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

The Computational Materials consist of the first 99 pages (the “Computational Materials”) that appear after the Form SE cover sheet and the page headed “NOTICE”. The Underwriter has advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the “Mortgage Loans”) may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the

Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c) Exhibits
Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99	Computational Materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

By:	/s/ Heather Anderson
Name: Heather Anderson
Title: Vice President

Dated: May 26, 2005

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page
1	99	Computational Materials	Filed Manually